Putnam
American
Renaissance
Fund

ANNUAL REPORT
July 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman


Dear Shareholder:

It is a pleasure to commemorate the close of a fund's first fiscal year by reporting performance more than double that of its Lipper category average. While past performance is not indicative of future results, with returns of 20.08% and 13.16% at net asset value and public offering price, respectively, Putnam American Renaissance Fund's results for its first, abbreviated fiscal year* compare favorably indeed with the 5.99% average return for the 641 growth funds tracked by Lipper Analytical Services for the 10 months ended July 31, 1996.

* LARGE-CAP FOCUS PROVIDES RESILIENCE AS MARKET SLUMPS

Putnam Management's combination of proprietary screening, traditional research, and broad-based forecasting has the potential to reward investors in different types of market environments, but its emphasis on the stocks of well-established large-capitalization growth companies proved especially beneficial during this summer's market turbulence. Holdings in blue-chip giants like Nike, Boeing, United Technologies, and Citicorp, all strong performers in the smoother-sailing market of the fund's first semiannual period, continued to perform well in July, even as smaller-capitalization stocks, which had risen to speculative heights in the vanguard of the rally, fought to keep afloat.

Putnam's Core Growth Equity Team uses a clearly defined litmus test in its evaluation of a company's renaissance potential.

*The fund's fiscal 1996 covers the period from commencement of operations on 10/2/95 through 7/31/96. Because of this abbreviated period, the fund has not yet been ranked by Lipper Analytical Services. Once ranked, however, it is Putnam Management's expectation that the fund will be included in the Growth investment category.



A candidate for the portfolio must stand poised to benefit from significant long-term economic, business, and consumer trends. Each company is also evaluated for four key characteristics.

* Cash plowback, which is a good measure of a company's ability to finance its own growth

* Dividend yield, incorporating both the current yield and expectations of its sustainability and growth potential

* Price-to-sales ratio, which the group considers the best indicator of whether a company's stock price accurately reflects its value

* The existence of a fundamental catalyst that has contributed to positive earnings surprises

In-depth reviews of a company's management strength, product lines, competitive position, and balance sheets also play their traditional roles in the fund's investment decisions. However, for fund managers Carol McMullen (lead) and Jeff Lindsey, careful consideration of all these factors is interwoven with forecasting macroeconomic trends to help identify those companies most likely to profit from the changing economic landscape. It is this unique combination that has created landmark performance in fiscal 1996.

* U.S. MANUFACTURING EXPERIENCES ITS OWN RENAISSANCE

Several portfolio holdings in the manufacturing sector can provide valuable insights on how the different aspects of the fund's strategy fit together. These companies, which may have had their fair share of bumps and bruises in the past, are now moving back into leading roles in both global and domestic markets. Investing in companies whose businesses are experiencing positive changes and that are developing new ways to enhance productivity, product quality, and marketability falls right into place with the fund's theme of rebirth and renewal. Boeing is one such blue-chip company that has recently shown renewed strength. As the world's largest manufacturer of commercial airplanes, Boeing went through a down cycle in the industry not too long ago. Restructuring and additional technological advancements in engineering and design have enhanced its product safety and fuel efficiency. These, in turn, have been reflected in increased profits and a higher stock price.

CSX, a railroad company created from the merger of the old Chessie System and Seaboard Coast Line Industries, is another key holding. The implementation of improved logistics systems, along with expansion in U.S. coal and grain markets, has enabled CSX to experience a similar resurgence in its profit-making capabilities. The company's expanded efficiency is prompting more and more manufacturers to choose CSX trains over trucks for certain long-haul routes. Possible mergers and joint ventures with other railroads could lie ahead.

The ability of Boeing and CSX to learn from past mistakes and to re-engineer and expand their businesses has made them two of the fund's top-performing companies. While these stocks, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* BOOMERS BUOY RETAIL INDUSTRY INVESTMENTS

Your fund's portfolio selections are also influenced by demographic trends and the business shifts that grow out of them. For example, companies such as Marriott, ITT Corp. (for its Sheraton hotels), Home Depot, and Nike -- all fund holdings -- are experiencing an increase in revenues as the baby-boom generation spends more and more of its disposable income on travel, leisure, and luxury items. Through its investments in these companies, your fund may benefit from this trend as well.



Nike's athletic shoe and apparel businesses are prospering as a result of boomer spending habits. The company's increased overall sales in athletic apparel for children of boomers, as well as for their parents, now equal $14 for every man, woman, and child in the United States. Nike's global status further strengthens its profit potential, especially in the wake of the 1996 Summer Olympic Games and the enhanced American image in sports around the world.

Marriott and ITT/Sheraton also benefit from boomer spending. The forty-something generation travels extensively for both business and pleasure, contributing to increased demand in the hotel and lodging industry; however, there has not been a significant amount of new construction in this industry since the mid 1980s. Given Marriott's and ITT/Sheraton's development of prime real estate in a wide variety of locations, both corporations have garnered a lion's share of profits in the industry.


TOP 10 HOLDINGS

Merck & Co., Inc.
Pharmaceuticals and biotechnology

PepsiCo, Inc.
Foods and beverages

Boeing Co.
Aerospace

Johnson & Johnson
Medical supplies and devices

Gillette Co.
Consumer products

Pfizer, Inc.
Pharmaceuticals and biotechnology

Microsoft Corp.
Computer software

Anheuser-Busch Cos., Inc.
Alcoholic beverages

Sears, Roebuck & Co.
Retail

Cisco Systems, Inc.
Networking equipment

These holdings represent 35.0% of the fund's net assets as of 7/31/96. Portfolio holdings will vary over time.



* HEAVY HEALTH-CARE WEIGHTING CONTINUES TO BOOST PERFORMANCE

Certain types of health-care stocks -- particularly health maintenance organizations -- have come under pressure in recent months. However, as none of these stocks have met your fund's criteria for inclusion in the portfolio, their declines have not affected its performance. The fund's management team selects those health-care companies whose restructured businesses and ties to home health-care trends and/or therapeutic advances appear to present a potential competitive advantage, and the team has had plenty of strong candidates from which to choose.

Two key health-care holdings also exemplify another of the fund's broad themes -- a focus on U.S. companies that are expanding their businesses into global markets. Both Johnson & Johnson and Becton Dickinson are increasing their market shares in production and distribution of consumer-oriented medical products; Becton Dickinson recently simplified its product line and has benefited from the increased emphasis on home health care.



* FUND STRATEGY EXPECTED TO STAY STEADY INTO 1997

While there is always the potential for any stock to underperform the market for a time, Putnam American Renaissance Fund's strategy is designed to target large-capitalization companies whose leadership, high-quality products, and dominant market share should enable them to provide rewarding results under a variety of market conditions. Should the pace of the U.S. economy begin to slow in the future, your fund's management team believes the increasingly global nature of these companies' businesses should continue to support fund performance.

Respectfully yours,


/S/George Putnam

George Putnam

Chairman of the Trustees

September 18, 1996

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary


Performance should always be considered in light of a fund's investment strategy. Putnam American Renaissance Fund is designed for investors seeking capital appreciation by investing primarily in stocks of well-established, large-capitalization companies that Putnam believes will benefit from major long-term economic trends, business conditions and/or consumer behavior.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIOD ENDED 7/31/96
                                         Standard         Standard
                                         & Poor's   & Poor's/Barra
                     NAV        POP     500 Index     Growth Index
------------------------------------------------------------------
Life of fund
since 10/2/95      20.08%     13.16%        11.34%           12.48%
------------------------------------------------------------------
TOTAL RETURN FOR PERIOD ENDED 6/30/96
(most recent calendar quarter)
                                             NAV             POP
-------------------------------------------------------------------
Life of fund                                25.76%           18.51%
-------------------------------------------------------------------
Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Performance data reflect an expense limitation currently in effect. Without the expense limitation, total returns would have been lower. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes a 5.75% maximum sales charge. The short-term results of a relatively new fund, such as this one, are not necessarily indicative of its long-term prospects.



[GRAPHIC OMITTED: GROWTH OF A $10,000 INVESTMENT]

Cumulative total return of a $10,000 investment since 10/2/95


Starting value                         (Insert ending Total)
$ 9,425             Fund's shares at POP            $11,316
$10,000                    S&P 500 Index            $11,134
$10,000             S&P 500/Barra Growth            $11,248

(plot points for 10-year total return mountain chart)
          Fund's Shares
Date/year        at POP     S&P 500 Index     S&P 500/Barra Growth
---------   -----------     -------------     --------------------
10/02/95          9,425            10,000                   10,000
10/31/95          9,712             9,950                   10,080
11/30/95          9,989            10,359                   10,443
12/31/95         10,201            10,600                   10,561
1/31/96          10,536            10,946                   10,964
2/29/96          10,915            11,022                   11,064
3/31/96          11,171            11,168                   11,018
4/30/96          11,338            11,318                   11,232
5/31/96          11,840            11,577                   11,645
6/30/96          11,851            11,668                   11,791
7/31/96          11,316            11,134                   11,248

Past performance is no assurance of future results.



PRICE AND DISTRIBUTION INFORMATION
10/2/95 (commencement of
operations) through 7/31/96
-------------------------------------------------------------------
Distributions (number)                         1
-------------------------------------------------------------------
Income                                      $0.036
-------------------------------------------------------------------
Capital gains
-------------------------------------------------------------------
Short-term                                   0.014
-------------------------------------------------------------------
  Total                                     $0.050
-------------------------------------------------------------------
Share value:                      NAV                   POP
-------------------------------------------------------------------
10/2/95                         $ 8.50                $ 9.02
(inception)
-------------------------------------------------------------------
7/31/96                          10.15                 10.77
-------------------------------------------------------------------

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.



Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.*

Standard & Poor's/Barra Growth Index is a capitalization-weighted index of all common stocks within the S&P 500 with high price-earnings ratios.*

*The indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants


To the Trustees and Shareholders of
Putnam American Renaissance Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam American Renaissance Fund (the "fund") at July 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period October 2, 1995 (commencement of operations) to July 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned at July 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
September 13, 1996




Portfolio of investments owned
July 31, 1996
COMMON STOCKS  (98.7%) *
NUMBER OF SHARES                                                                                               VALUE

Aerospace  (4.0%)
--------------------------------------------------------------------------------------------------------------------
            1,200  Boeing Co.                                                                               $ 106,200

Alcoholic Beverages  (3.1%)
--------------------------------------------------------------------------------------------------------------------
            1,100  Anheuser-Busch Cos., Inc.                                                                  82,225

Apparel  (2.0%)
--------------------------------------------------------------------------------------------------------------------
              500  Nike, Inc.                                                                                 51,438

Banks  (4.3%)
--------------------------------------------------------------------------------------------------------------------
              700  BankAmerica Corp.                                                                          55,825
              700  Citicorp                                                                                   57,313
                                                                                                          ----------
                                                                                                             113,138

Chemicals  (1.8%)
--------------------------------------------------------------------------------------------------------------------
            1,500  Monsanto Co.                                                                               46,875

Computer Services  (4.4%)
--------------------------------------------------------------------------------------------------------------------
              800  Computer Sciences Corp. +                                                                  54,400
              800  First Data Corp.                                                                           62,100
                                                                                                          ----------
                                                                                                             116,500

Computer Software  (7.0%)
--------------------------------------------------------------------------------------------------------------------
              700  Microsoft Corp. +                                                                          82,513
            1,400  Parametric Technology Corp. +                                                              58,275
              800  Sun Microsystems Inc.+                                                                     43,700
                                                                                                          ----------
                                                                                                             184,488

Conglomerates  (2.1%)
--------------------------------------------------------------------------------------------------------------------
              500  United Technologies Corp.                                                                  56,313

Consumer Products  (3.6%)
--------------------------------------------------------------------------------------------------------------------
            1,500  Gillette Co.                                                                               95,438

Electronics and Electrical Equipment  (1.9%)
--------------------------------------------------------------------------------------------------------------------
              600  General Electric Co.                                                                       49,425

Entertainment  (2.1%)
--------------------------------------------------------------------------------------------------------------------
            1,000  ITT Corp. +                                                                                56,750

Food and Beverages  (6.1%)
--------------------------------------------------------------------------------------------------------------------
            3,400  PepsiCo, Inc.                                                                             107,525
            1,700  Sara Lee Corp.                                                                             54,400
                                                                                                          ----------
                                                                                                             161,925

Gas Pipelines  (1.9%)
--------------------------------------------------------------------------------------------------------------------
            1,300  Enron Corp.                                                                                51,188

Insurance  (2.1%)
--------------------------------------------------------------------------------------------------------------------
            1,300  Travelers Group Inc.                                                                       54,925

Lodging  (1.9%)
--------------------------------------------------------------------------------------------------------------------
            1,000  Marriott International, Inc.                                                               51,375

Medical Supplies and Devices  (6.0%)
--------------------------------------------------------------------------------------------------------------------
              700  Becton Dickinson & Co.                                                                     52,238
            2,200  Johnson & Johnson                                                                         105,050
                                                                                                          ----------
                                                                                                             157,288

Networking Equipment  (2.9%)
--------------------------------------------------------------------------------------------------------------------
            1,500  Cisco Systems, Inc. +                                                                      77,625

Oil and Gas  (2.4%)
--------------------------------------------------------------------------------------------------------------------
              800  Schlumberger Ltd.                                                                          64,000

Pharmaceuticals and Biotechnology  (12.3%)
--------------------------------------------------------------------------------------------------------------------
            1,600  Abbott Laboratories                                                                        70,400
            1,100  Lilly (Eli) & Co.                                                                          61,600
            1,700  Merck & Co., Inc.                                                                         109,220
            1,200  Pfizer, Inc.                                                                               83,850
                                                                                                          ----------
                                                                                                             325,070

Photography  (2.8%)
--------------------------------------------------------------------------------------------------------------------
            1,000  Eastman Kodak Co.                                                                          74,625

Publishing  (2.0%)
--------------------------------------------------------------------------------------------------------------------
              800  Gannett Co., Inc.                                                                          52,500

Railroads  (2.0%)
--------------------------------------------------------------------------------------------------------------------
            1,100  CSX Corp.                                                                                  53,075

Retail  (7.5%)
--------------------------------------------------------------------------------------------------------------------
            1,100  Home Depot, Inc. (The)                                                                     55,550
            1,800  Safeway, Inc. +                                                                            64,800
            1,900  Sears, Roebuck & Co.                                                                       77,900
                                                                                                          ----------
                                                                                                             198,250

Semiconductors  (2.3%)
--------------------------------------------------------------------------------------------------------------------
              800  Intel Corp.                                                                                60,100

Telecommunication Equipment  (1.8%)
--------------------------------------------------------------------------------------------------------------------
              800  Tellabs, Inc. +                                                                            47,800

Telephone Services  (4.4%)
--------------------------------------------------------------------------------------------------------------------
            2,400  MCI Communications Corp.                                                                   59,100
            1,600  Sprint Corp.                                                                               58,600
                                                                                                          ----------
                                                                                                             117,700

Telephone Utilities  (2.0%)
--------------------------------------------------------------------------------------------------------------------
            1,100  SBC Communications, Inc.                                                                   53,763

Tobacco  (2.0%)
--------------------------------------------------------------------------------------------------------------------
              500  Philip Morris Cos., Inc.                                                                   52,313
                                                                                                          ----------
                   Total Common Stocks  (cost $2,449,620)                                                $ 2,612,312
--------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  (3.1%) *(cost $83,013)
PRINCIPAL AMOUNT                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------
 $83,000  Interest in $329,779,000 joint repurchase agreement dated July 31, 1996 with
          Morgan Stanley & Co. Inc., due August 1, 1996 with respect to various U.S.
          Treasury obligations -- maturity value of $83,013 for an effective yield of 5.6%                  $ 83,013
--------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $2,532,633)***                                                $ 2,695,325
--------------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $2,646,542.

*** The aggregate identified cost on a tax basis is $2,532,633, resulting in gross unrealized appreciation and depreciation of $211,163 and $48,471, respectively, or net unrealized appreciation of $162,692.

+   Non-income-producing security.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
July 31, 1996
Assets
----------------------------------------------------------------------------------------------------------------------
Investments in securities, at value  (identified cost $2,532,633) (Note 1)                                  $2,695,325
----------------------------------------------------------------------------------------------------------------------
Cash                                                                                                               317
----------------------------------------------------------------------------------------------------------------------
Dividends receivable                                                                                               990
----------------------------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                                       7,379
----------------------------------------------------------------------------------------------------------------------
Total assets                                                                                                 2,704,011
----------------------------------------------------------------------------------------------------------------------

Liabilities
----------------------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                                                19,888
----------------------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                                     8,474
----------------------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                                       2,567
----------------------------------------------------------------------------------------------------------------------
Payable for organizational expenses  (Note 1)                                                                    8,843
----------------------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                                          17,697
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                               57,469
----------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                  $2,646,542

Represented by
----------------------------------------------------------------------------------------------------------------------
Paid-in-capital (Notes 1 and 4)                                                                             $2,239,450
----------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions (Note 1)                                              244,400
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                                     162,692
----------------------------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding                                   $2,646,542

Computation of net asset value and offering price
----------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share  ($2,646,542 divided by 260,867 shares)                          $10.15
----------------------------------------------------------------------------------------------------------------------
Offering price per share (100/94.25 of $10.15)*                                                                 $10.77
----------------------------------------------------------------------------------------------------------------------
*On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


The accompanying notes are an integral part of these financial statements.




Statement of operations
For the period October 2, 1995
(commencement of operations) to July 31, 1996

Investment Income:
Dividends                                                                                                     $22,980
---------------------------------------------------------------------------------------------------------------------
Interest                                                                                                        3,185
---------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                        26,165

Expenses:
---------------------------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                                               14,050
---------------------------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                                                 11,038
---------------------------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                                               1,074
---------------------------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                                   43
---------------------------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                                                  1,464
---------------------------------------------------------------------------------------------------------------------
Reports to shareholders                                                                                         4,676
---------------------------------------------------------------------------------------------------------------------
Registration fees                                                                                                 791
---------------------------------------------------------------------------------------------------------------------
Auditing                                                                                                       12,067
---------------------------------------------------------------------------------------------------------------------
Legal                                                                                                           5,101
---------------------------------------------------------------------------------------------------------------------
Postage                                                                                                           254
---------------------------------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2 )                                                               (29,062)
---------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                 21,496
---------------------------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                                     (2,611)
---------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                   18,885
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                           7,280
---------------------------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                                              247,617
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                                                  162,692
---------------------------------------------------------------------------------------------------------------------
Net gain on investments                                                                                       410,309
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                                         $417,589
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                        For the period
                                                                                       October 2, 1995
                                                                                       (commencement of
                                                                                       operations) to
                                                                                        July 31, 1996
--------------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------------
Net investment income                                                                             $7,280
--------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                 247,617
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                       162,692
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                             417,589
--------------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------------
   From net investment income                                                                     (8,637)
--------------------------------------------------------------------------------------------------------
   From net realized gain on investments                                                          (3,217)
--------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                                240,807
--------------------------------------------------------------------------------------------------------
Total increase in net assets                                                                     646,542
--------------------------------------------------------------------------------------------------------
Net assets
--------------------------------------------------------------------------------------------------------
Beginning of period (Note 5)                                                                   2,000,000
--------------------------------------------------------------------------------------------------------
End of period                                                                                 $2,646,542
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)
                                                                    For the period
                                                                    October 2, 1995
                                                                    (commencement
                                                                    of operations)
                                                                      to July 31,
                                                                             1996
---------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $8.50
---------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------
Net investment income                                                         .03 (a)
---------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                              1.67
---------------------------------------------------------------------------------------
Total from investment operations                                             1.70 (a)
---------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------
From net investment income                                                   (.04)
---------------------------------------------------------------------------------------
From net realized gain on investments                                        (.01)
---------------------------------------------------------------------------------------
Total distributions                                                          (.05)
---------------------------------------------------------------------------------------
Net asset value, end of period                                             $10.15
---------------------------------------------------------------------------------------
Total investment return at net asset value (%)(b)                           20.08 (d)
---------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                   $2,647
----------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                                .89 (a)(d)
---------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                      .30 (a)(d)
---------------------------------------------------------------------------------------
Portfolio turnover (%)                                                     151.15 (d)
---------------------------------------------------------------------------------------
Average commission rate paid                                                .0414
---------------------------------------------------------------------------------------
(a) Reflects an expense limitation in effect during the period (See Note 2).
    As a result of such limitation, expenses for the fund reflect a reduction of approximately $0.11 per share.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (See Note 2).

(d) Not annualized.




Notes to financial statements
July 31, 1996

Note 1
Significant accounting policies

The fund is one of a series of Putnam Investment Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in stocks of well-established, large-capitalization companies that Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes will benefit from major long-term economic trends, business conditions, and/or consumer behavior.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies managed by Putnam Management and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of organization expenses.

Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the period ended July 31, 1996, the fund reclassified $1,357 to decrease distributions in excess of net investment income and $1,357 to decrease paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $8,843. These expenses are being amortized on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

Through December 31, 1996, Putnam Management has agreed to limit its compensation to the extent that the expenses of the fund (exclusive of brokerage, interest, taxes, deferred organization and extraordinary expense, and payments under the fund's distribution plan) exceed an annual rate of 1.00% of the fund's average net assets.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the period October 2, 1995 (commencement of operations) to July 31, 1996, fund expenses were reduced by $2,611 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $100 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Trustees have approved payment by the fund at an annual rate of 0.35% of the average net assets. The fund is not currently making any payments pursuant to the Plan.

During the period October 2, 1995 (commencement of operations) to July 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received no monies from net commissions from the sale of shares of the fund.

Note 3
Purchase and sales of securities

During the period October 2, 1995 (commencement of operations) to July 31, 1996, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $3,803,300 and $1,697,649, respectively. Purchases and sales of U.S. government obligations aggregated $1,984,044 and $1,887,692, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.



Note 4
Capital shares

For the period October 2, 1995 (commencement of operations) to July 31, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                               For the period
                               October 2, 1995
                              (commencement of
                               operations) to
                                July 31, 1996
----------------------------------------------------
                          Shares          Amount
----------------------------------------------------
Shares sold               26,969        $254,618
----------------------------------------------------
Shares
repurchased               (1,396)        (13,811)
----------------------------------------------------
Net increase              25,573        $240,807
----------------------------------------------------

Note 5
Initial capitalization and offering of shares

The Trust was established as a Massachusetts business trust on October 31, 1994. During the period October 31, 1994 to October 2, 1995 the fund had no operations other than those related to organizational matters, including the initial capital contribution of $2,000,000, and $8,843 of initial organization expenses, and the issuance of 235,294 shares to Putnam Investments, Inc.

At July 31, 1996, Putnam Investments, Inc. owned 236,617 shares of the fund (90.70% of shares outstanding), valued at $2,401,663.



Federal tax information
(Unaudited)

The fund has designated 8.84% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Fund information


INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Brett Browchuck
Vice President

John J. Morgan, Jr.
Vice President

Carol C. McMullen
Vice President and Fund Manager

Jeffrey Lindsey
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam American Renaissance Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.


27077-2AQ   9/96